NUVEEN ENHANCED YIELD 1-5 YEAR U.S. AGGREGATE BOND ETF

SUPPLEMENT DATED MARCH 29, 2023

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED NOVEMBER 30, 2022

Important Notice Regarding Change in Investment Policy

The Board of Directors of Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (the “Fund”) has approved the following changes to the Fund’s name, investment objective, management fee, indices and principal investment strategies, which are expected to go into effect in May 2023:

•	The Fund’s name will be changed to “Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF.”

•	The Fund’s management fee will be reduced from 0.20% to 0.15%.

•	The Fund’s investment objective will be changed to reflect that the Fund’s underlying index will change to the Bloomberg MSCI 1-5 Year Aggregate ESG Select Index.

•	The Fund’s Base Index will be changed to the Bloomberg 1-5 Year U.S. Aggregate Index.

•

The Fund’s current principal investment strategies will be changed to reflect that the Index criteria designed to enhance yield, while seeking to maintain risk and credit quality levels similar to those of the Base Index, will be deleted and replaced by the following ESG criteria:

The Index identifies fixed income securities from the Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research. ABS and MBS are included in the Index without reference to ESG criteria; other securities for which ESG performance data is not available are excluded from the Index. With respect to corporate debt securities, ESG performance is measured on an industry-specific basis, with assessment categories varying by industry. Companies are scored and ranked against industry peers using a consistent set of key performance indicators to determine relative ESG strength. Environmental assessment categories can include a company’s impact on climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company’s relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include governance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations related to ESG matters. Index rules exclude companies with significant activities in the following controversial businesses: alcohol production, tobacco production, nuclear power, gambling, and weapons and firearms production. Companies otherwise eligible for inclusion in the Index that exceed certain carbon-based ownership and emissions thresholds are excluded from the Index.

With respect to government securities, U.S. governments receive an ESG rating based on the government issuer’s performance on six ESG risk factors: Natural Resources, Environmental Externalities & Vulnerability, Human Capital, Economic Environment, Financial Governance and Political Governance. Corporate debt and government securities that meet a minimum ESG rating threshold are eligible for inclusion in the Index. Eligible securities are then market value weighted within each sector, with sector weights in the Index adjusted to mirror the sector exposure of the Base Index.

There are no changes being made to the portfolio management team. When the changes described herein go into effect, shareholders will receive a new summary prospectus containing more complete information.

PLEASE KEEP THIS WITH YOUR

PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

NGN-NUSASP-0323P